Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED ADVISORY AGREEMENT

This SECOND AMENDMENT to AMENDED AND RESTATED ADVISORY AGREEMENT is entered into as of June 23, 2015, by and among, Realty Finance Trust, Inc. (the “Company”), Realty Finance Operating Partnership, L.P. (the “OP”) and Realty Finance Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the OP and the Advisor entered into that certain Amended and Restated Advisory Agreement (the “Advisory Agreement”), dated as of December 20, 2013, as amended by the First Amendment to Amended and Restated Advisory Agreement dated as of April 24, 2015; and

WHEREAS, pursuant to Section 25 of the Advisory Agreement, the Company, the OP and the Advisor desire to make a certain amendment to the Advisory Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 10(d) of the Advisory Agreement. Section 10(d) of the Advisory Agreement is hereby replaced in its entirety with the following:

d.       Asset Management Fee. The Company shall pay the Advisor or its Affiliates as compensation for services rendered in connection with the management of the Company’s Investments an annual Asset Management Fee equal to three-quarters percent (0.75%) of the Cost of Investments. Commencing on the NAV Pricing Date, the Asset Management Fee will be based on the lower of three-quarters percent (0.75%) of the Cost of Investments (as calculated in the preceding sentence) and three-quarters percent (0.75%) of the Fair Value of the Investments. The Asset Management Fee will be payable monthly in arrears, based on Investments held by the Company during the measurement period, adjusted for appropriate closing dates for individual Investments.

2.	Amendment to Section 1 of the Advisory Agreement. The definition of “NAREIT FFO” is hereby deleted in its entirety.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

REALTY FINANCE TRUST, INC.

By:	/s/ Peter M. Budko
	Name:	Peter M. Budko
	Title:	Chief Executive Officer

REALTY FINANCE OPERATING PARTNERSHIP, L.P.

By: Realty Finance Trust, Inc., its general partner

By:	/s/ Peter M. Budko
	Name:	Peter M. Budko
	Title:	Chief Executive Officer

REALTY FINANCE ADVISORS, LLC

By:	Realty Finance Special Limited Partnership, LLC, its sole member

By:	American Realty Capital VIII, LLC, its sole member

By:	AR Capital, LLC, its sole member

By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Manager